UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2009

DEERFIELD CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 North River Road, 9th Floor, Rosemont, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (773) 380-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                    Entry into a Material Definitive Agreement.

On June 10, 2009, following approval by the board of directors (the “Board”) of Deerfield Capital Corp. (the “Company”), the Company entered into an indemnification agreement (the “Indemnification Agreement”) with Stuart Oran, who joined the Board on May 19, 2009.  The Indemnification Agreement is identical in form to the agreements that the Company entered into with each of its other directors and executive officers on March 13, 2009.  The Indemnification Agreement supplements existing indemnification provisions of the Company’s bylaws and charter and, in general, provides for indemnification to the maximum extent permitted by Maryland law, subject to the exceptions, terms and conditions provided in the Indemnification Agreement.  The Indemnification Agreement also provides that the Company will advance to Mr. Oran, upon receipt of certain written undertakings from him, reasonable expenses incurred in connection with any proceeding arising out of Mr. Oran’s service to the Company.  Any expenses the Company advances are required to be reimbursed by Mr. Oran should a final judicial determination be made that indemnification is not available under applicable law.  Pursuant to the Indemnification Agreement, the Company agreed to maintain or otherwise provide for Mr. Oran to be covered by directors’ and officers’ liability insurance in a commercially reasonable amount for such period of time as he may be subject to any liability arising out of his service to the Company.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement for the Company’s directors and officers, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board has authorized a form of performance share award agreement (the “Form of Award Agreement”) in connection with the Company’s First Amended and Restated Stock Incentive Plan, as amended (the “Plan”).  The Company’s officers, including executive officers, directors and employees are eligible to participate in the incentive awards available under the Plan.  Employees of the Company’s affiliates and other persons and entities that provide services to the Company are also eligible to participate in the Plan.

The foregoing description of the Plan and Form of Award Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of those documents, which are incorporated by reference herein.  A copy of the Plan and the Form of Award Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively.

Item 9.01                    Financial Statements and Exhibits.

(d)                               Exhibits.

10.1

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.51 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission on March 16, 2009).

10.2	Deerfield Capital Corp. First Amended and Restated Stock Incentive Plan, as amended.

10.3	Form of Performance Share Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

	By:	/s/ Robert A. Contreras
Robert A. Contreras
Senior Vice President, General Counsel
and Secretary

Dated: June 11, 2009

Exhibit Index

Exhibit No.	Description

10.1

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.51 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission on March 16, 2009).

10.2	Deerfield Capital Corp. First Amended and Restated Stock Incentive Plan, as amended.

10.3	Form of Performance Share Award Agreement.